UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5, 2015
Date of Report (Date of Earliest Event Reported)

COMM 2014-CCRE17 Mortgage Trust
(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Jefferies LoanCore LLC
(Exact name of sponsor as specified in its charter)

General Electric Capital Corporation
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-193376-05	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

 (212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

On May 13, 2014, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2014 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, of COMM 2014-CCRE17 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2014-CCRE17 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 59 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 86 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “Marble Cliff Commons” on Exhibit B to the Pooling and Servicing Agreement (the “Marble Cliff Commons Mortgage Loan”), is being subserviced pursuant to that certain Subservicing Agreement, dated as of May 1, 2014 (the “Subservicing Agreement”), between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (“Master Servicer”), and Berkeley Point Capital LLC, as subservicer (“Berkeley Point”), attached hereto as Exhibit 99.1.

Berkeley Point, as subservicer, will perform most of the servicing duties of the Master Servicer under the Pooling and Servicing Agreement, other than making advances, with respect to the Marble Cliff Commons Mortgage Loan.  Berkeley Point may not be terminated as subservicer under the Subservicing Agreement by the Master Servicer, except in connection with an event of default under the Subservicing Agreement.

The terms of the Pooling and Servicing Agreement are more particularly described in the Prospectus Supplement, dated May 1, 2014, to the Prospectus, dated February 26, 2014, each as filed with the Securities and Exchange Commission. The related registration statement (File No. 333-193376) was originally declared effective on February 12, 2014.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1	Subservicing Agreement, dated as of May 1, 2014, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as subservicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: February 5, 2015
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Subservicing Agreement, dated as of May 1, 2014, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC, as subservicer.	(E)